Income tax (Table)	12 Months Ended
Jul. 31, 2019
Income Taxes
Schedule of reconciliation of income taxes
	2019	2018

Income tax recovery at statutory rate	(387,218)	(34,099)
Change in enacted tax rates	-	6,993
Change in valuation allowance	387,218	27,106

Provision for income taxes	–	–

Schedule Of deferred income tax assets and liabilities
	2019	2018

Net operating losses carried forward	$1,009,928	712,710
Valuation allowance	(1,009,928)	(712,710)

Net deferred income tax asset	–	–